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                                                                   EXHIBIT 10.42

                                AMENDMENT NO. 4
                                       TO
                            NESTLE ICE CREAM COMPANY
               SUPPLEMENTAL MANAGEMENT RETIREMENT & SAVINGS PLAN

                  THIS AMENDMENT NO. 4 is made this 20th day of December, 2002, by NESTLE ICE CREAM COMPANY, LLC (formerly known as Ice Cream Partners USA,
LLC), a Delaware limited liability company (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

                  WHEREAS, the Company established a Supplemental Management Retirement & Savings Plan (hereinafter referred to as the "Plan"), effective June 1, 2000; and

                  WHEREAS, the right of the Company to make certain amendments to the Plan was reserved pursuant to Section 10.1 of the Plan; and

                  WHEREAS, it is the desire of the Company to amend the Plan in order to eliminate the definition of "Delayed Cessation Date" and related provisions and update the Plan's claims procedures for compliance with Department of Labor regulations and other pronouncements;

                  NOW, THEREFORE, pursuant to Section 10.1 of the Plan, the Company hereby amends the Plan as follows:

                  (1) Effective as of January 1, 2003, Section 1.3(n)(n) of
Article 1 and Section 8.2 of Article 8 of the Plan are hereby amended by the deletion of the words "Delayed Cessation Date" wherever they appear in said Sections 1.3(n)(n) and 8.2 and the substitution in lieu thereof of the words "Termination of Employment."

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                  (2) Effective as of January 1, 2003, Section 1.3(s) of Article
1 of the Plan is hereby amended by the deletion of said Section 1.3(s).

                  (3) Effective as of January 1, 2002, Section 9.5 of Article 9 of the Plan is hereby amended by the deletion of said Section 9.5 and the substitution in lieu thereof of a new Section 9.5 to read as follows:

         "9.5     Claims.

                           (a) Claims for Benefits. A Participant or Beneficiary who believes that he or she is being denied a benefit to which he or she is entitled under the Plan or the authorized representative of such Participant or Beneficiary (a `claimant') must file a written application for such benefit with the Administrator, setting forth his or her claim.

                           (b)      Denial of Benefits. If a claimant's
                                    application for benefits is denied by the Administrator, in whole or in part, he or she shall be notified in writing, or by means of electronic notification. Such notice shall set forth:

                                    (i)      the specific reason or reasons for
                                             the denial;

                                    (ii)     reference to specific Plan
                                             provisions on which the denial is
                                             based;

                                    (iii)    a description of any additional
                                             material or information deemed
                                             necessary by the Administrator for
                                             the claimant to perfect his claim
                                             and an explanation of why such
                                             material or information is
                                             necessary; and

                                    (iv)     an explanation of the claim review
                                             procedure under this Plan and the
                                             time limits applicable to such
                                             procedures, including a statement
                                             of the claimant's right to bring a
                                             civil action under ERISA Section
                                             501(a) following an adverse benefit
                                             determination on review.

                                    Such notice shall set forth the above
                                    information in a manner calculated to be understood by the claimant.

                                    Such notice shall be issued within 90 days of the filing of a claim by the claimant; provided, however, that such 90 day time period may be extended for a period of up to an additional 90 days in the event that special circumstances require an extension of time for processing the claim. If such an extension of time for processing

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                                    the claim is required, written notice of
                                    such extension shall be furnished to the claimant prior to the end of the initial 90 day period. Such notice shall also indicate the special circumstances which make such extension necessary.

                           (c) Establishment of Appeals Committee. The Board shall appoint the Appeals Committee, which shall consist of at least three members. Members of the Appeals Committee shall be employed by the Company and may be, but shall not be required to be, Participants. The Board may, from time to time, in its sole discretion, vary the number of members of the Appeals Committee. A member of the Appeals Committee may resign by delivering a written notice of his or her resignation to the Board, in care of the Company's Secretary. The Board may remove any member, with or without cause, by delivering a certified copy of its resolution of removal to such member. Vacancies in the membership of the Appeals Committee shall be filled promptly by the Board.

                           (d) Action by Appeals Committee. On all matters and questions, the decision of the majority of the members of the Appeals Committee shall govern and control, but a meeting need not be called or held to make any decision. The Appeals Committee shall appoint one of its members to act as its Chairman and another member to act as its Secretary. The terms of these offices shall be determined by the Appeals Committee. Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Committee.

                           (e)      Appeals Procedure. If a claimant's
                                    application for benefits is denied by the Administrator, in whole or in part, the claimant may request that the Appeals Committee review the denial of benefits. Such request for review must be made in writing and must be made within 60 days of the date that such claimant receives notice of the denial of his or her application for benefits. Such request must specify the reason or reasons the claimant believes the denial should be reversed. Upon request such claimant will be provided with reasonable access to all pertinent documents relating to his or her claim for benefits.

                           (f) Review Procedure. The review of a claimant's denial of benefits may be made by written briefs submitted by the claimant and the Administrator, or at a hearing, or by both, as shall be deemed necessary by the Appeals Committee. Any such hearing shall be held in the main offices of the Company or at such other location as shall be agreed upon among the Administrator, the Appeals Committee and the claimant. Such hearing shall be on such date and at such time as the Appeals Committee shall designate,

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                                    provided not less than seven days notice is
                                    given to the claimant and the Administrator, unless both parties accept shorter notice. The Appeals Committee shall make every effort to schedule the hearing on a day and at a time which is convenient to both the claimant and the Administrator.

                           (g) Decision on Review. The Appeals Committee shall render its decision on the review. In making its decision, the Appeals Committee shall have full power and discretion to interpret the Plan and to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the right to benefits of, and the amount of benefits, if any, payable to, the claimant in accordance with the provisions of the Plan.

                                    In the case of an adverse benefit
                                    determination the claimant will be notified of:

                                    (i)      the specific reason or reasons for
                                             the adverse determination and the
                                             specific Plan provisions on which
                                             the determination was based;

                                    (ii)    a statement that the claimant is
                                            entitled to receive, upon request
                                            and free of charge, reasonable
                                            access to, and copies of, all
                                            documents, records, and other
                                            information relevant to his claim
                                            for benefits; and

                                    (iii)   a statement describing the
                                            claimant's right to bring a civil
                                            action following an adverse benefit
                                            determination on review.

                                    Such decision shall generally be made within 60 days following the claimant's request for review. If special circumstances exist (such as the need to hold a hearing), the Appeals Committee may obtain a 60 day extension by providing the claimant written notice of the extension within the initial 60 day period. The extension notice must include an explanation of the special circumstances and the date by which the Appeals Committee expects to render a benefit determination on review.

                           (h) Disability Claims. In the event of a claim which involves a determination of whether an Employee suffers from a Total and Permanent Disability (as defined in the 401(k) Plan), then, to the extent provided by applicable regulations under Section 503 of ERISA, the foregoing claims procedures shall be modified to conform to the special provisions contained in such regulations applicable to disability benefits. Without limiting the generality of the foregoing, such special provisions shall include:

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                                    (i)    the special provisions contained in
                                           Regulation Section 2560.503-1(g)(v)
                                           and 2560.503-1(j)(5) with respect to
                                           notifying the claimant of any
                                           internal rules, guidelines, protocols
                                           and similar criteria which were
                                           relied upon in making an adverse
                                           determination and providing to the
                                           claimant, upon request, with a copy
                                           of any internal rules, guidelines,
                                           protocols and similar criteria which
                                           were relied upon in making an adverse
                                           determination;

                                   (ii)   the special provisions referred to in
                                          Regulation Section 2560.503-1(h)(4)
                                          dealing with Appeals Committee
                                          membership, use of health care
                                          professionals and medical or
                                          vocational experts and extending the
                                          claimant's appeal period to 180 days
                                          by substituting `180' for `60' in
                                          subparagraph (e);

                                   (iii)  the special provisions referred to in
                                          Regulation Section 2560.503-1(f)(3)
                                          accelerating the time for the
                                          Administrator's notification of an
                                          adverse determination by replacing the
                                          last paragraph of subparagraph (b)
                                          above with the following:

                                          Such notice shall be issued within 45
                                          days of the filing of a claim by the
                                          claimant. However, the Administrator
                                          may obtain a 30 day extension if it
                                          both determines that such an extension
                                          is necessary due to matters beyond the
                                          control of this Plan and provides the
                                          claimant written notice of the
                                          extension within the initial 45 day
                                          period. If, prior to the end of the
                                          first 30 day extension, the
                                          Administrator determines that, due to
                                          matters beyond the control of this
                                          Plan, a decision cannot be rendered
                                          within the extension period, the
                                          period for making the determination
                                          may be extended for up to an
                                          additional 30 days provided that the
                                          Administrator provides the claimant
                                          written notice of the extension prior
                                          to the expiration of the first 30 day
                                          extension period. Each such extension
                                          notice must include an explanation of
                                          the circumstances requiring the
                                          extension and the date by which the
                                          Administrator expects to render a
                                          benefit determination. In addition,
                                          any such notice shall specifically
                                          explain the standards on which
                                          entitlement to a benefit is based, the
                                          unresolved issues that prevent a
                                          decision on the claim, and the
                                          additional information needed to
                                          resolve those issues. A claimant shall
                                          be afforded 45 days within which to
                                          provide any such additional
                                          information. If a claimant fails to
                                          provide such additional information
                                          within 45 days, the Administrator
                                          shall render a benefit determination
                                          based on the information available.'

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                                   (iv)   the special provisions referred to in
                                          Regulation Section 2560.503-1(i)(3)
                                          accelerating the time for the Appeal
                                          Committee's decision by substituting
                                          '45' for '60' in each place it appears
                                          in subparagraph (g).

                           (i) Decision Final and Binding. The decision of the Appeals Committee on review shall be final and binding on the claimant and the Administrator. The claims and review procedures set forth in this Section 9.5 shall be the sole and exclusive remedy available and shall be in lieu of all actions at law, in equity, pursuant to arbitration or otherwise, except as otherwise provided by law. Any suit brought to overturn a decision of the Appeals Committee must be commenced within 90 days of the issuance of the written decision of the Appeals Committee."

                  IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 4 to be executed as of the day and year first above written.

                                             NESTLE ICE CREAM COMPANY, LLC

                                                      ("Company")

                                             By /s/ Michelle M. Durmick
                                                ________________________________

                                            And /s/ James Dintamen
                                                ________________________________

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